Exhibit 10.6

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Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

EXCLUSIVE SUPPLY AGREEMENT

This Supply Agreement is entered between:

ERYtech Pharma S.A, a company incorporated under the laws of the Republic of France (no 479 560 013 RCS Lyon), having its registered head office at Bâtiment Adenine, 60 avenue Rockefeller, 69008 Lyon, represented by Mr. Pierre-Olivier Goineau, Chief Operating Officer,

hereinafter referred to as “ERYtech Pharma”.

And,

Medac GmbH, a company having its registered head office at Theaterstrasse 6, D22880 Wedel, Germany represented by Mr. Wilfried Mohr, Managing Director.

hereinafter referred to as “Medac”.

hereinafter referred to individually or collectively as the “Parties” and individually as a “Party”.

WHEREAS

WHEREAS, Medac mainly promotes the development and marketing of therapeutics in the field of oncology and autoimmune diseases such as L-Asparaginase under the trademark medac (“Product” as defined below), and

WHEREAS, ERYtech Pharma is developing a medicinal product under the trademark GRASPA® (“GRASPA®” as defined below) and consisting in L-asparaginase E-Coli encapsulated into red blood cells. The Product would be used as drug substance for the manufacture of GRASPA®.

WHEREAS ERYtech Pharma is interested in purchasing Products exclusively from Medac to manufacture GRASPA® for use in next clinical trials and possible commercial sales of GRASPA®; and

WHEREAS, Medac is willing to provide ERYtech Pharma with Products for the Purpose (as defined below).

IN CONSEQUENCE WHEREOF THE PARTIES AGREE AS FOLLOWS:

Article I. DEFINITIONS

For the purpose of this Agreement, the following words and phrases shall have the following meanings:

1.1.	“Affiliate(s)” shall mean an entity or person which controls, is controlled by or is under common control with either Party. Control shall mean (a) the direct or indirect ownership of more than one-half of the stock or participating shares entitled to vote for the election of directors of a corporation or a comparable ownership in any other type of entity, or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(b) the power to direct the management and policies of an entity, whether by contract or otherwise. The terms “controlled by” or “under common control” shall have the meanings correlative to the foregoing.

1.2.	“Agreement” shall mean this Supply Agreement, all amendments to this Agreement, and all exhibits to this Agreement.

1.3.	“Effective Date” shall mean on December 10th, 2008

1.4.	“Contract Year” means any twelve (12) month period ending on an anniversary of the Effective Date.

1.5.	“Confidential Information” shall mean all confidential and proprietary material and information received by one Party from the other Party or its Representative, including but not limited to:

•	business and financial information;

•	methods of production, manufacturing and diagnostic testing;

•	unpublished results (i.e. text, graphics or numerical data) from scientific work; and

•	any other document or data received in written, printed, electronic, oral, or any other form.

1.6.	“Force Majeure” shall mean an occurrence which prevents, delays or interferes with the performance by a Party of any of its obligations hereunder, if such event occurs by reason of any act of God, flood, or war, revolution, civil commotion, acts of public enemies, blockage or embargo, or any law, order or proclamation of any government, interruption of or delay in transportation, strike or labor disruption, or other cause beyond the reasonable control of such Party.

1.7.	“Representatives” shall mean, with respect to a Party to this Agreement, the respective officers, directors, employees, and agents of such Party and of such Party’s Affiliates.

1.8.	“GRASPA®” shall mean medicinal product consisting in L-asparaginase E-Coli encapsulated into human red blood cells.

1.9.	“Product” shall mean one unit ([***]) of L-Asparaginase ([***]) marketed by Medac under the trademark of medac together with its Documents (as defined below). [***].

1.10.	“Specifications” shall mean the Product specifications and the packaging specifications set out in Exhibit 1.

1.11.	“Documents” shall mean the following documents prepared by the manufacturer of the Product:

•	Good Manufacturing Practices certificate and

•	A proof that the product used as source of L-asparaginase has granted a marketing authorization (MA) in at least one European country (copy of the license and Summary Product Characteristics for example) and

•	The quality information (at least parts P.1, P.5, P.6 and P.8) of Medicinal Product as source of L-asparaginase or equivalent.

1.12.	“Regulatory Authority” means any federal, state, local or international regulatory agency, department, bureau or other governmental entity that is responsible for issuing any approvals (including supplements, amendments, pre- and post-approvals and pricing approvals), licenses, registrations or authorizations of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the manufacture, distribution, use or sale of the Product in a regulatory jurisdiction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.13.	“Third Party” shall mean any person other than a Party and such Party’s Representatives and Affiliates.

Article II. PURPOSE OF THE AGREEMENT

2.1. Purpose. The purpose of this Agreement is to set forth the terms and conditions under which Medac shall provide ERYtech Pharma with Products to manufacture and to register GRASPA® for use anywhere in the world in its next clinical trials, and possible commercial sales of GRASPA® directly or through license in all indications (hereinafter referred to as the “Purpose”).

Article III. PURCHASE AND SALE

3.1. Purchase and Sale. Subject to the terms and conditions set forth herein, Medac agrees to sell and ERYtech Pharma agrees to purchase Products exclusively from Medac in accordance with ERYtech Pharma’s purchase orders and this Agreement.

3.2. Clinical use. As far as possible, Medac agrees to provide ERYtech Pharma with Products from the same batch.

3.3. Forecast. ERYtech Pharma shall provide Medac with annually and quarterly rolling forecast of the quantities to be purchased as set out in Exhibit 2 of which the first [***] shall be considered as binding orders.

3.4. Purchase Orders. Medac agrees that ERYtech Pharma shall order the Products by facsimile or e-mail. Promptly after receipt of ERYtech Pharma order, Medac shall inform ERYtech Pharma of the acceptance of such order. After such acceptance, both Parties shall consider the order as binding (“Firm Order”). Both Parties acknowledge that a Firm Order cannot be cancelled.

3.5. First Orders. Notwithstanding the Article 3.3 and the Article 6.1, ERYtech Pharma orders on the Effective Date:

•	[***] Products for delivery later on [***] (from [***]);

•	[***] Products for delivery later on [***] (from [***]).

Other Products ordered shall be subject to the Agreement (such as Article 3.3 and Article 6.1 without limitation)

3.6. Non-Conforming Orders. Medac will use reasonable commercial efforts to fill non-conforming purchase orders for Products in accordance with ERYtech Pharma’s requests.

Article IV. PRICES AND EXCLUSIVITY

4.1. Price. ERYtech Pharma shall purchase the Product and Medac will supply it with the terms and conditions of [***]. Except as provided in Article 4.2, the price for one (1) Product is [***] Euros up to [***] Product purchased per year. From the [***] Products purchased per year, the price for one (1) Product shall be [***] Euros.

[***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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4.2. Exclusivity. In consideration of exclusivity in favour of Medac, Medac agrees to supply a limited number of Products at the price of [***] Euros instead of those set out in Article 4.1.

This reduced price shall apply to [***] provided that these Products for such purpose shall be limited to [***].

The Products exceeding this cap shall be paid by ERYtech Pharma at the price as set out in Article 4.1.

4.3. Limitation of exclusivity. ERYtech Pharma shall not be liable for exclusivity:

•	In a country, if the regulatory authority of this country prevents ERYtech Pharma from developing GRASPA® and/or slows down its development due to the Product;

•	In case of multiple failures noticed by ERYtech Pharma and communicated to and agreed by the steering committee with no commitment by Medac to remedy them.

Article V. PAYMENT

5.2. Invoicing of the Products and Payment. Medac shall invoice for Products upon delivery of the Products to ERYtech Pharma according to the price mentioned in the accepted Firm Order. ERYtech Pharma shall pay to Medac the price of the Products within [***] days of the date of the corresponding invoice and ERYtech Pharma shall pay for the Products by bank transfer on Medac’s bank account.

Article VI. DELIVERIES

6.1. Shipment. Except as set out in Article 3.5, Medac shall ship, directly or through any Third Party, Product to ERYtech Pharma to the delivery destination(s) specified in ERYtech Pharma’s purchase orders within [***] days following the Firm Order. As long as the purchase orders are in compliance with the Forecast as defined under Article 3.3

However, if [***] Products are exceeding the quarterly forecast as set out in Article 3.3 and if Medac will not be able to supply from existing stock without disturbing the supply obligations for other countries, ERYtech Pharma agrees to concede to Medac a lead-time of [***] from the Firm Order acceptance provided that Medac informs ERYtech Pharma promptly after receipt of ERYtech Pharma order disturbing the supply obligations for other countries.

6.2. Title and Risk of Loss. Risk of loss with respect to the Product shall pass to ERYtech Pharma in accordance [***] as defined in the INCOTERMS and title shall pass to ERYtech Pharma at the same time risk of loss passes.

6.3. Packaging for Shipment. Unless otherwise agreed in advance, all Products shall be packed by Medac as Medac reasonably deems appropriate to minimize risk of loss or damage in transit.

Article VII. SPECIFICATIONS AND QUALITY CONTROL

7.1. Specifications. Medac shall provide ERYtech Pharma with the Product in accordance with the Specifications and all applicable federal, state and local laws and regulations.

Products must be packaged and labelled in accordance with all applicable standards of quality and all other requirements of any Federal, State or local government statues, by-laws, regulations, standards or codes and any applicable voluntary standards and codes and general industry practice.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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7.2. Quality Assurance. Medac shall be responsible for ensuring that the Products meet Medac’s internal quality assurance tests and procedures prior to shipment hereunder.

Article VIII. REGULATORY ASSISTANCE

8.1. Regulatory approval and requests. Medac shall cooperate with ERYtech Pharma in connection with obtaining regulatory approval such as import license and responding to any regulatory requests relating to the quality control of the GRASPA®.

8.2. Regulatory submissions. ERYtech Pharma shall do its reasonable efforts to inform Medac of any regulatory submissions of GRASPA®.

Article IX. ADVERSE EVENTS AND RECALL

The Parties shall handle the notification of adverse events and the recall of any Product pursuant to the specifications of the Regulatory Authorities and duly inform each other of any adverse events.

Article X. STEERING COMMITTEE

10.1. Composition of the Steering Committee. Each Party shall appoint one Representative to participate on a steering committee (the “Steering Committee”). The Steering Committee shall meet via teleconference at least once a quarter during the term of this Agreement if not otherwise agreed. A precise agenda shall be drawn up before each meeting of the Steering Committee.

10.2. Role. The specific role of the Steering Committee is to draw up the reports on the performance of the Agreement, outlining the results obtained, to decide on the adaptations or modifications of the Agreement which may appear necessary or useful.

10.3. Responsibilities. The Steering Committee shall be responsible for addressing any disputes that may arise between the Parties in connection therewith. In the event that the Steering Committee is unable to resolve any dispute, and a Party wishes to pursue such dispute further, each such dispute shall be finally resolved by binding arbitration in accordance with the provisions set forth in Section 16.2.

10.4. Representatives. At the time of execution of this Agreement, ERYtech Pharma’s Representative in the Steering Committee shall be [***] and those of Medac shall be [***]. Each Party may, from time to time, replace its representative by written notice to the other Party specifying the prior representative and the replacement.

Article XI. CONFIDENTIALITY

11.1. Confidentiality. Each Party (i) shall maintain the other Party’s Confidential Information strictly confidential, (ii) agrees that it will take the same steps to protect the confidentiality of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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other Party’s Confidential Information as it takes to protect its own Confidential Information, which shall in no event be less than reasonable steps, and (iii) shall not use the other Party’s Confidential Information for any purpose other than in accordance with this Agreement and shall not disclose such Confidential Information to any person other than its personnel who have a need to know such Confidential Information for the Purpose of this Agreement and who are subject to a nondisclosure obligation comparable in scope to this Section 11.

11.2. Exceptions. The confidentiality obligations included in this Section shall not apply to information which a Party can clearly demonstrate:

•	is in the public domain prior to the date of disclosure or is subsequently disclosed to the public through no fault or act of the receiving Party;

•	is rightfully obtained by a receiving Party from a Third Party not obligated to preserve its confidentiality who did not receive the material or information directly or indirectly from the disclosing Party;

•	is independently developed by the receiving Party without use of any Confidential Information of the disclosing Party; and

•	was lawfully in the receiving Party’s possession prior to obtaining it from the disclosing Party, as shown by pre-existing records.

11.3. Authorized Disclosures. A receiving Party also may disclose Confidential Information of the disclosing Party to the extent required by a court or by Regulatory Authority, provided that the receiving Party (a) gives the disclosing Party reasonable prior notice of the disclosure; (b) uses reasonable efforts to resist disclosing the Confidential Information; and (c) cooperates with the disclosing Party on request to obtain a protective order or otherwise limit the disclosure.

11.4. No implied Rights. It is agreed that except to the extent expressly provided otherwise herein disclosure of Confidential Information hereunder shall not constitute any grant, option or license under any patent, technology or others rights in or to such Confidential Information.

Article XII. WARRANTY

12.1. Product Warranty. [***]

12.2. Remedies. ERYtech Pharma shall be obliged to inspect, examine and analyse the Products immediately upon receipt. In the event that a Product does not comply with the product warranty set out in Section 12.1 and such non-conforming Product is returned to Medac by ERYtech Pharma freight prepaid, Medac will as soon as possible replace such non-conforming Product at no additional charge to ERYtech Pharma; the replaced Product will be returned to ERYtech Pharma, freight prepaid.

However, ERYtech Pharma shall inform Medac within [***] after receipt of the Products of apparent defects in quality or quantity in writing. Failure or delay shall mean acceptance of the delivered products and waiver any potential rights ERYtech may have with respect to the delivered Products. ERYtech shall inform medac within [***] in case he discovers any hidden defects.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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12.3. Use of the Products. ERYtech Pharma warrants to Medac that all the Products purchased by ERYtech Pharma shall be used only to manufacture GRASPA®, in accordance with the provisions set forth in Section 2.1. ERYtech Pharma has not the right to import, promote, sell and distribute the Product for any purpose.

Article XIII. INDEMNIFICATION

13.1. Medac shall indemnify, defend and hold harmless ERYtech Pharma against any and all claims, liabilities, losses, costs and expenses arising out of (i) any third party claims relating to the Product(s), except to the extent due to the negligence or misconduct of ERYtech Pharma in handling such Product(s), (ii) any breach by Medac of its obligations under this Supply Agreement, and (iii) any negligence or unlawful act of Medac.

13.2. ERYtech Pharma shall indemnify, defend and hold harmless Medac against any and all claims, liabilities, losses, costs and expenses arising out of (i) any third party claims relating to GRASPA® and/or the Product(s) due to the negligence or misconduct of ERYtech Pharma in handling such Product(s), (ii) any breach by ERYtech of its obligations under this Supply Agreement, and (iii) any negligence or unlawful act of ERYtech Pharma.

Article XIV. INSURANCE

14.1. During the term of this Agreement, each Party agrees to procure and maintain, at its expense, insurance by a reputable company adequate to cover its obligations under this Agreement.

14.2. Prior to or on the Effective Date, each Party will provide the other with a certificate of insurance evidencing the coverage set forth in this Section 14.2 and thereafter shall provide the other Party such a certificate of insurance upon request. Each Party will provide the other with written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance which materially adversely affects the rights of the other Party hereunder.

Article XV. TERM AND TERMINATION

15.1. Term. The term of this Agreement shall commence upon the Effective Date and unless terminated earlier or extended pursuant to this Agreement shall expire twenty (20) years thereafter.

15.2. Termination. The Agreement may be terminated

a)	without notice and compensation by the mutual written agreement of the Parties;

b)	by either Party in the event a Party is in default of the terms and conditions of this Agreement and fails to remedy the default within [***] after receiving written notice specifying such default.

15.3. Consequences of Termination. Except with respect to a termination by Medac pursuant to Section 15.2.b, the expiration or termination of this Agreement will not relieve Medac from its obligation to provide with any Product ordered pursuant to the Agreement received prior to the effective date of such expiration or termination unless a hindrance occurs to supply to ERYtech Asparaginase medac and/or medac will not [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Except with respect to a termination by ERYtech Pharma pursuant to Section 15.2.b, ERYtech Pharma will pay Medac for Product(s) supplied in accordance with this Agreement prior to the effective date of expiration or termination of this Agreement.

Promptly after the expiration or termination of this Agreement for any reason, the Parties will return to each other all tangible manifestations of each other’s Confidential Information at that time in the possession of either Party, or, with the written permission of the other Party, destroy such items; provided that each Party may retain one (1) tangible manifestation of the other Party’s Confidential Information in its legal department for archival purposes.

Expiration or termination of this Agreement will not relieve either Party of any liability having accrued hereunder prior to the effective date of such expiration or termination.

Termination and/or expiration of this Agreement by either Party does not entitle the other the Party to any indemnification or compensation for any expenses incurred in the performance of the Agreement, loss of profit or any other reason unless otherwise provided in this Agreement.

15.4. Survival. Upon expiration or termination of this Agreement, the obligations of the Parties under Sections 11, 12, 15.3, 16.1, 16.2 and this Section 15.4, and any other section which by its nature is to survive, shall survive such expiration or termination.

Article XVI. MISCELLANEOUS

16.1. Governing Law. This Agreement shall be governed by and construed according to the laws of [***], without regard to its conflict of laws principles.

16.2. Dispute Resolution. The Parties shall make all reasonable efforts to amicably resolve any disputes arising out of or relating to this Agreement. All disputes between the Parties arising from or relating to this Agreement or the breach hereof that cannot otherwise be resolved informally shall be conclusively settled by binding arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (“ICC”) in effect at the time the demand for arbitration is filed by the demanding party with the ICC, as supplemented by the further requirements of this Section.

Such arbitration shall be conducted by three (3) arbitrators, with each Party selecting one arbitrator within thirty (30) days after the serving of a statement of claim by the claimant on the respondent, and the two (2) selected arbitrators selecting a mutually agreeable third arbitrator within thirty (30) days thereafter from a list of qualified potential arbitrators provided by the ICC, or if such arbitrators are unable to select such third arbitrator within such time period, a third arbitrator appointed by the ICC promptly thereafter. The place of Arbitration shall be [***] in the English language and the award shall be rendered in [***]. The decision of the arbitrators shall be final and conclusive and shall be binding upon the Parties. By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies or to order any Party or Parties to request that a court modify or vacate any temporary or preliminary relief issued by that court, and to award damages for the failure of any Party to comply with the arbitral tribunal’s orders to that effect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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16.3. Notices. All notices sent under this Agreement shall be in writing and (i) hand delivered; (ii) transmitted by legible telecopy with a copy sent concurrently by certified mail, return receipt requested; or (iii) delivered by prepaid priority delivery service. Notices shall be sent to the Parties at the following addresses or such other addresses as the Parties subsequently may provide:

If to ERYtech Pharma

ERYtech Pharma

60 Avenue Rockefeller

Bâtiment Adenine

69008 Lyon

France

Phone: [***]

Fax: [***]

Email: [***]

If to Medac:

Medac GmbH

[***]

Theaterstrasse ,6

22880 Wedel

Germany

Phone: [***]

Fax: [***]

Email: [***]

A Party may change its address or numbers of service by notice to the other party.

16.4. Force Majeure. Neither Party shall be liable to the other for the failure to perform, or a delay in performing, its obligations under this Agreement by virtue of the occurrence of an event of Force Majeure. The Party affected by such Force Majeure event shall promptly notify the other Party and shall exert reasonable efforts to eliminate, cure or overcome such Force Majeure event and to resume performance of its obligations hereunder.

In the event a Force Majeure event affecting either Party hereunder continues for more than six (6) months the Party not subject to the Force Majeure event may terminate this Agreement upon written notice without further obligations.

16.5. Cumulative Remedies. The rights and remedies provided in this Agreement and all other rights and remedies available to either Party at law or in equity are, to the extent permitted by law, cumulative and not exclusive of any other right or remedy now or hereafter available at law or in equity. Neither asserting a right nor employing a remedy shall preclude the concurrent assertion of any other right or employment of any other remedy, nor shall the failure to assert any right or remedy constitute a waiver of that right or remedy.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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16.6. Amendment. This Agreement may be modified or amended only by written agreement of the Parties.

16.7. Entire Agreement. This Agreement (including any exhibits hereto, all of which are incorporated herein by reference) constitutes the entire agreement between the Parties concerning the subject matter of this Agreement. This Agreement supersedes all prior agreements between the Parties concerning the subject matter of this Agreement.

16.8. Independent Contractor. Medac is an independent contractor. Nothing in this Agreement is intended or shall be deemed to create an association, partnership, joint venture, agency or employer and employee relationship between the Parties, or to authorize either Party to act as agent for the other or to enter into contracts on behalf of the other.

16.9. Assignment. Neither Party shall assign to a Third Party any portion of this Agreement without the written approval of the other Party.

16.10. Binding Effect. All the provisions thereof shall inure to the benefit of and be binding upon the Affiliates of the Parties.

16.11. Use of Trademark. Each Party hereby agrees that neither it nor any of its Affiliates shall use the name, logo, or any other trademarks of any other Party. Each Party agrees that it may use its own trademarks for any purpose without obligation to the other Party.

16.12. Severability. The provisions of this Agreement are deemed to be several and any invalidity of any provision of this Agreement will not affect the validity of the remaining provisions of this agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS whereof, the Parties have caused this Agreement to be executed by their duly authorized officers.

ERYtech Pharma

Mr. Pierre-Olivier Goineau	Place and date:
Chief Operating Officer	Lyon, December 10th 2008

Signature	/s/ Pierre-Olivier Goineau

Medac

Wilfred Mohr	Place and date:
Managing Director	Wedel, Dec. 12th, 2008

Signature	/s/ Wilfred Mohr

Medac

Ppa. Dr. Ulrich Kosciessa	Place and date:
(Director of medac International)	Wedel, Dec. 12th, 2008

Signature	/s/ ppa. Dr. Ulrich Kosciessa

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT 1: SPECIFICATIONS

Release specification Asparaginase [***]

Test parameter	Limit
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT 2: FORECASTS

Maximum number of vials ordered for the [***]

[***] : [***] vials

[***] : [***] vials

[***] : [***] vials

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ADDENDUM NO 1 TO

EXCLUSIVE SUPPLY AGREEMENT

This Addendum is entered between:

ERYtech Pharma S.A, a company incorporated under the laws of the Republic of France (n° 479 560 013 RCS Lyon), having its registered head office at Bâtiment Adenine, 60 avenue Rockefeller, 69008 Lyon, represented by Mr. Pierre-Olivier Goineau, Chief Operating Officer,

hereinafter referred to as “ERYtech Pharma”.

And,

Medac GmbH, a company having its registered head office at Theaterstrasse 6, D22880 Wedel, Germany represented by Mr. Wilfried Mohr, Managing Director.

hereinafter referred to as “Medac”.

hereinafter referred to individually or collectively as the “Parties” and individually as a “Party”.

WHEREAS

The Parties have signed an Exclusive Supply Agreement on December 10th, 2008 (hereinafter “the Agreement”).

The Parties wish to extend the Products at reduced price.

Therefore, the Parties agree to modify the Article 4.2 of the Agreement set forth below.

The Articles are hereby amended to read as follow:

4.2. Exclusivity. In consideration of exclusivity in favour of Medac, Medac agrees to supply a limited number of Products at the price of [***] Euros instead of those set out in Article 4.1.

This reduced price shall apply to Products used [***] provided that these Products for such purposes shall be limited to [***]. The Products exceeding this cap shall be paid by ERYtech Pharma at the price as set out in Article 4.1.

Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS whereof, the Parties have caused this Addendum to be executed by their duly authorized officers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

ERYtech Pharma

Mr. Pierre-Olivier Goineau	Place and date:
Chief Operating Officer	Lyon, July 31st 2009

Signature	/s/ Pierre-Olivier Goineau

Medac

Wilfred Mohr	Place and date:
Managing Director	Wedel, August 19th 2009

Signature	/s/ Wilfred Mohr

Medac

Ppa. Dr. Ulrich Kosciessa	Place and date:
Director of medac International	Wedel, August 12th 2009

Signature	/s/ ppa. Dr. Ulrich Kosciessa

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.